SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 2, 2007

                           PROVIDENT NEW YORK BANCORP
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                  0-25233                      80-0091851
  -----------------------    ---------------------         -------------------
(State or Other Jurisdiction) (Commission File No.)          (I.R.S. Employer
     of Incorporation)                                     Identification No.)


400 Rella Boulevard, Montebello, New York                           10901
-----------------------------------------                           -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Change in Registrant's Certifying Accountant
                  --------------------------------------------

     On January 2, 2007, the Audit Committee of Provident New York Bancorp (the "Registrant") dismissed KPMG LLP as the Registrant's principal accountants.

     The audit reports of KPMG LLP on the consolidated financial statements of the Registrant as of and for the years ended September 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. KPMG LLP's audit reports on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal controls over financial reporting as of September 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended September 30, 2006 and 2005 and the subsequent interim period through January 2, 2007, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG LLP's satisfaction, would have caused KPMG LLP to make reference in connection with its opinion to the subject matter, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

     The Registrant requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not KPMG LLP agreed with the above statements. A copy of KPMG LLP's letter to the SEC dated January 4, 2007 is filed as an Exhibit to this Current Report on Form 8-K.

     On January 3, 2007, the Registrant engaged Crowe Chizek and Company LLC as the Registrant's new principal accountants for the fiscal year ending September 30, 2007. The engagement was approved by the Audit Committee of the Board of Directors of the Registrant. During the fiscal years ended September 30, 2006 and 2005, and the subsequent interim period prior to the engagement of Crowe Chizek and Company LLC, the Registrant did not consult with Crowe Chizek and Company LLC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Exhibit No.                Description
     -----------                -----------

     16                         Letter regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  PROVIDENT NEW YORK BANCORP



DATE: January 4, 2007                       By:   /s/ Daniel Rothstein
                                                  ------------------------------
                                                  Daniel Rothstein
                                                  Executive Vice President

                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:

     Exhibit No.                Description
     -----------                -----------

     16                         Letter regarding change in certifying accountant